UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2007
                                                        ------------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


        North Carolina                   0-12781                  56-1001967
------------------------------   ------------------------   --------------------
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former Name or Address, if changed from last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   CULP, INC.

                                      Index


                                                                     Page
                                                                     ----

Item 4.01 - Changes in Registrant's Certifying Accountant             3

Item 9.01 - Financial Statements and Exhibits                         3

Signatures                                                            4

Item 4.01.   Changes in Registrant's Certifying Accountant

(a) On September 21, 2007, the Audit Committee of the Board of Directors of Culp, Inc. ("Registrant") dismissed KPMG LLP ("KPMG") as the Registrant's principal accountants.

       The decision to change accountants was approved by the Audit Committee of the Board of Directors.

       The audit reports of KPMG on the consolidated financial statements of Registrant as of and for the fiscal years ended April 29, 2007 and April 30, 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG's report on the consolidated financial statements of the Registrant as of and for the year ended April 29, 2007 contained a separate paragraph stating that "As discussed in the Summary of Significant Accounting Policies, the Company adopted Statement of Financial Accounting Standards No. 123 (revised
       2004),"Share-Based Payment" effective May 1, 2006."

       The audit report of KPMG on management's assessment of the effectiveness of internal controls over financial reporting and the effectiveness of internal controls over financial reporting as of April 30, 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

       During the two fiscal years ended April 29, 2007, and the subsequent interim period through September 21, 2007, (i) Registrant had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

       Registrant provided a copy of the above disclosures to KPMG and requested that KPMG furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements, and if not, stating the respects in which it does not agree. A letter from KPMG to the Securities and Exchange Commission is attached hereto as Exhibit 16.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             1. Exhibit 16 - Letter from KPMG LLP to the Securities and Exchange
                Commission dated September 26, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 27, 2007

                                       CULP, INC.


                                       By: /s/ Kenneth R. Bowling
                                           Name:  Kenneth R. Bowling
                                           Title: VP & Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                                 Description
-------                                 -----------

Exhibit 16                              Letter from KPMG LLP to the Securities
                                        and Exchange Commission dated
                                        September 26, 2007